ANNUAL
REPORT
DECEMBER 31, 1996

[Logo of Aquila Group of Funds: Eagle's head]

TAX-FREE FUND
OF
COLORADO

A TAX-FREE INCOME INVESTMENT

[Logo of Tax-Free Fund of Colorado: Square box with mountains and a sun]

ONE OF THE
AQUILASM GROUP OF FUNDS

                    TAX-FREE FUND OF COLORADO
                          ANNUAL REPORT

                  "THE VALUE OF STEADFASTNESS"

                                                        February 18, 1997

Dear Investor:

        Most of us have heard, at one time or another, the story of the tortoise and the hare. With respect to your investment in Tax-Free Fund of Colorado, this old adage, detailing the virtue of steadfastness, speaks volumes. If the finish line you are seeking to cross is one of capital preservation and double tax-free income, then an investment which performs much like the tortoise just might "win the race."

THE CALL OF THE STOCK MARKET

        As I am sure you will agree, recent years have been banner ones for the stock market. The spectacular price increases experienced have made the appeal of investing in equity securities extremely powerful and, at times, almost irresistible.

        If it were possible to know in advance just what and when to buy or sell in order to maximize profit, then constantly switching your investment vehicle, trying to capture the latest trend, would be uncomplicated.

        Unfortunately, "timing" the market, with any degree of consistency, is near impossible. We have generally found that, for the average investor, switching continuously from one security to another in the management of his/her investment portfolio tends to be a fruitless, often imprudent, exercise. With the degree of volatility inherent in the equity markets, missing an upturn or downturn could result in a disastrous loss of invested principal.

PROUD TO BE A TORTOISE

        Our various survey results indicate that a substantial portion of investors in Tax-Free Fund of Colorado are retirees or pre-retirees who are concerned about capital preservation. Accordingly, staying on track with your investment in the Fund could well prove to be the most appropriate course to follow. Although equity investments can be rewarding for a portion of one's capital, it is still critical to keep firmly in mind your overall investment goal and not get disproportionately distracted by the dazzle of other investments.

        It is no great secret that municipal bonds, such as those in which the Fund invests, are generally not exciting investments. Unlike stocks, they do not experience abrupt, dramatic highs. However, it must be kept in mind that municipal bonds also do not experience the dumbfounding lows of stocks. Municipal bond funds just plod along from year to year, much like the tortoise, producing consistent double tax-free results for shareholders.

        While being a tortoise may not be as glamorous as being a hare, this should not represent a cause for concern. The end result is really what counts - not how you got there, but that you got there at all.

CAPITAL PRESERVATION STRATEGIES

        Although capital preservation is not guaranteed, the Fund does take some very deliberate steps to ensure that there will be minimal volatility in share price over a reasonable time frame.

        The Fund's basic philosophy is "don't put all your eggs in one basket." And, when you choose the eggs for that basket, choose only quality ones.

        DIVERSIFICATION is a key stability tool used in the construction of the Fund's investment portfolio. At year-end 1996, over 150 separate municipal issues were represented in the Fund's portfolio. Having such a breadth of participation helps to ensure against any significant loss of principal by the Fund in the remote event anything ever did go wrong with a particular issuer. Such diversification also enables the Fund to participate in financing many different vital public purpose projects in numerous communities throughout Colorado, thereby benefitting residents of the entire state.

        We have found from experience that sticking with QUALITY is best in the long run. Therefore, investments in the Fund are specifically limited to only the top four credit ratings, or equivalent, of the nine assignable to municipal securities by nationally-known credit rating services. At December 31, 1996, 98.8% of the portfolio was comprised of the top three credit ratings - AAA, AA, AND A.

        Emphasis is also placed on having a SPREAD OF MATURITIES in the Fund's investment portfolio. As you probably are aware, short term maturities tend to have very little price fluctuation, but produce a lesser rate of return than longer maturity securities. Conversely, long-term maturities produce a higher return level, but have a much higher price volatility factor than shorter-term issues since they reflect the risks associated with the unpredictability of future events and the potential interest rate changes over the extended life of the municipal bond.

        By creating a blend of maturities, ranging from under one year to over 20 years in length, the Fund attempts to provide you with a satisfactory level of return without subjecting the share price to excessive swings as interest rates move up and down. Thus, the current average maturity of the Fund's portfolio is the relatively intermediate term of 9 years.

        The Fund's Investment Adviser, KPM Investment Management, Inc., examines the above elements very carefully when selecting each individual "egg" for your basket of investments in order to obtain the most appropriate fit. Such careful attention seeks to provide protection for shareholders' capital and promote stability.

TAX-FREE RATE OF RETURN

        What many investors sometime forget is that while the level of income from the Fund may seem unimpressive on the surface, it is DOUBLE TAX-FREE - free of both regular Federal and State of Colorado income taxes. When the rate of return achieved by the Fund is converted into a taxable equivalent rate, the outcome is generally quite an eye-opener.

        The following chart shows the average annualized level of DOUBLE TAX-FREE income return distributed to shareholders from January 1, 1996 to December 31, 1996, as measured against the maximum public offering price.** It additionally illustrates the rate of taxable income return one would have had to earn in order to equate to the DOUBLE TAX-FREE income return generated by the Fund.

[Graphic of Bar Chart with the following information:]

TAX-FREE FUND OF COLORADO'S DOUBLE TAX-FREE DISTRIBUTION
RATE AS COMPARED TO THE TAXABLE EQUIVALENT RATE AN
INVESTOR WOULD HAVE TO EARN AT VARIOUS TAX BRACKETS

Tax Bracket      Taxable Equivalent Rate    Double Tax-Free Distribution Rate
28%              7.25%                      4.96%
31%              7.57%                      4.96%
36%              8.30%                      4.96%
39.6%            8.82%                      4.96%

        No matter which Federal income tax bracket applies, you can readily see that there is quite a difference between the TAXABLE and the DOUBLE TAX-FREE return levels.

OUR PLEDGE TO YOU

        Management of Tax-Free Fund of Colorado values the confidence you have placed in us. You can be assured that we will steadfastly strive to help you cross the finish line of your investment goal.

                                               Sincerely,
                                               /s/ Lacy B. Herrmann
                                               Lacy B. Herrmann
                                               President and Chairman
                                                 of the Board of Trustees


** The performance shown represents that of Class A shares. Such performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's average annual total return as of 12/31/96 for the past one-year period was 3.78%; for the past five-year period was 6.49%; and since inception was 7.21%. These returns do not take into consideration the maximum sales charge of 4% or a small portion of management fees which are being waived. Returns would be less if the sales charge and full management fees were applied. As of 12/31/96, the Fund's 30-day SEC yield was 4.05%.

             MANAGEMENT DISCUSSION OF FUND PERFORMANCE

        The graph below illustrates the value of $10,000 invested in Class A shares of Tax-Free Fund of Colorado at inception of the Fund in May, 1987 and maintaining this investment through the Fund's latest fiscal year end, December 31, 1996, as compared with a hypothetical similar size investment in the Lehman Brothers Municipal Bond Index (the "Index") of municipal securities and the Consumer Price Index (a cost of living index) over that same period. The total return of the investment in the Fund is shown after deduction of the maximum sales charge of 4% at the time of initial investment. It also reflects deduction of the Fund's annual operating expenses and reinvestment of monthly dividends and capital gains distributions without sales charge. On the other hand, the Index does not reflect any sales charge nor operating expenses but does reflect reinvestment of interest. The performance of the Fund's other classes, first offered on April 30, 1996, may be greater or less than the Class A shares performance indicated on this graph, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

        It should also be specifically noted that the Index is nationally oriented and consisted, over the period covered by the graph, of an unmanaged mix of between 8,000 to 34,000 investment-grade long-term municipal securities of issuers throughout the United States. However, the Fund's investment portfolio consisted of a significantly lesser number of investment-grade tax-free municipal obligations, principally of Colorado issuers, over the same period. The maturities, market prices, and behavior of the individual securities in the Fund's investment portfolio can be affected by local and regional factors which might well result in variances from the market action of the securities in the Index.

        Consequently, much of the difference in performance of the Index versus the Fund can be attributed to the lack of application of annual operating expenses and initial sales charge to the Index. Additionally, a portion of the difference in performance can be attributed to the different characteristics in the single-state market of the securities in the Fund's portfolio as compared with the national orientation of the securities in the Index.

        Since its inception, the Fund has been managed to provide as stable a share value as possible consistent with producing a competitive income return to shareholders. It has not been managed for maximum total return, since one of the aims of management in structuring the portfolio of the Fund is to reduce fluctuations in the price of the Fund's shares resulting from changes in interest rates.

        As can be observed, however, the pattern of the Fund's results and that of the Index over the period since inception of the Fund track quite similarly, even though they are not entirely comparable in character.


[Graphic of Line Chart with the following information:]

PERFORMANCE COMPARISON

         LEHMAN BROTHERS            FUND AFTER SALES            COST OF
         MUNICIPAL BOND INDEX       CHARGE AND EXPENSES         LIVING INDEX
 5/87     10,000                        9,600                      10,000
12/87     10,500                        9,800                      10,230
12/88     11,500                       10,750                      10,681
12/89     12,750                       11,600                      11,176
12/90     13,800                       12,350                      11,874
12/91     15,500                       13,650                      12,228
12/92     16,800                       15,000                      12,591
12/93     18,900                       16,600                      12,935
12/94     17,844                       15,959                      13,271
12/95     20,960                       18,078                      13,616
12/96     21,890                       18,759                      14,067

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS


[Table with the following information:]

FUND'S AVERAGE ANNUAL TOTAL RETURN

For the Period Ended               1 Year      5 Years        Life of Fund
December 31, 1996                                             Since 5/21/87
Including Sales                    (0.36%)      5.63%           6.76%
Charge and Expenses

1996 REVIEW

        Interest rates proved to be relatively stable during 1996 when compared to the previous two years. Yields on 10-year AAA Colorado municipal bonds increased slightly from 4.80% at the end of 1995 to 4.95% in December of 1996. Overall, the municipal bond market out-performed in price action the taxable bond market as fears about tax reform abated and the quality of municipal issuance improved. Despite the substantial increase in new issue volume and stable bond market conditions, individual investors tended to show more interest in pursuing the impressive investment returns in the equity markets than the need for after-tax yield from municipal securities. We believe this asset allocation shift is temporary and that demand for municipals will increase as investors realign the risk profiles of their portfolios when the stock market pauses or suffers any setback.

        The investment strategy employed by the Tax-Free Fund of Colorado during 1996 continued to emphasize intermediate-term maturities, high credit quality and a high level of current yield. The weighted average maturity of the Fund as of the end of the year 1996 was 8.9 years, the average credit quality was AA+, and the 30-day average distribution yield on December 31, 1996 was 4.85%, as measured against maximum public offering price. It is noteworthy that we were able to extend the call protection of the Fund to about 6.5 years without lengthening maturities through careful switching of various portfolio securities. We believe the Fund's portfolio is currently well positioned for the next several years to provide a low level of share price fluctuation from interest rate risk and above average income for the portfolio's maturity structure.

1997 STRATEGY

        The principal theme in our approach for 1997 in providing stable share value will be to continue our focus on credit quality. Over the past decade we have seen the yield difference between A-rated and AAA-rated securities decline from 1.5% to about 0.4%. As the general level of interest rates has dropped over this time period, various municipal bond buyers have pursued a strategy of investing in lower quality bonds in an attempt to replace the higher yields of bonds that have matured or been called. We believe that at the present time, the yield pick-up offered by lower quality bonds is not commensurate with the additional credit risk which must be incurred by such an approach. We will continue to maintain our stance of high credit quality until such time as yields on lower investment grade securities warrant our attention. At such time, our knowledge of local issuers should allow us to add these types of securities selectively to the Fund's portfolio without undue credit risk. In the meantime, we will stay the course of our long established market strategy in seeking low share price volatility and high current income.

KPMG Peat Marwick LLP
Certified Public Accountants

                   INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Tax-Free Fund of Colorado:

    We have audited the accompanying statement of assets and liabilities of Tax-Free Fund of Colorado, including the statement of investments, as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and a broker. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Free Fund of Colorado as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                    KPMG Peat Marwick LLP

New York, New York
February 14, 1997

                  TAX-FREE FUND OF COLORADO
                   STATEMENT OF INVESTMENTS
                      DECEMBER 31, 1996

                                                       RATING
  FACE                                                 MOODY'S/      MARKET
  AMOUNT          GENERAL OBLIGATION BONDS (35.9%)     S&P           VALUE
                  School Districts (18.7%)
  $1,000,000      Adams County School District #1       Aaa/AAA     $1,105,000
                      6.50%, 12/01/07, FGIC Insured
   2,500,000      Adams County School District #12      Aaa/AAA      2,659,375
                      6.20%, 12/15/09, FGIC Insured
   2,000,000      Adams County School District #12      Aaa/AAA      2,212,500
                      7.30%, 12/15/07, FGIC Insured
   1,500,000      Arapahoe County, Cherry Creek
                      School District #5                Aa/AA        1,644,375
                      7.00%, 12/15/03
   2,000,000      Boulder, Larimer & Weld County,
                      St. Vrain Valley School District
                      #RE-1J Series 1990                Aaa/AAA      2,112,500
                      5.70%, 12/15/06, MBIA Insured
     775,000      Boulder, Larimer & Weld County, St.
                     Vrain Valley School District
                     #RE-1J Series 1990                 Aaa/AAA        839,906
                      7.00%, 12/15/99, MBIA Insured
     225,000      Boulder, Larimer & Weld County, St.
                     Vrain Valley School District
                     #RE-1J Series 1990                 Aaa/AAA        242,156
                      7.00%, 12/15/05, MBIA Insured
   2,000,000      Boulder, Larimer & Weld County        Aaa/AAA      2,110,000
                      5.90%, 12/15/05, MBIA Insured
   1,245,000      Boulder, Larimer & Weld County        Aaa/AAA      1,336,819
                      5.875%, 12/15/06, MBIA Insured
   1,500,000      Denver City & County School
                      District #1                       Aaa/AAA      1,627,500
                      6.10%, 12/15/06, MBIA Insured
   1,000,000      Douglas & Elbert Counties School
                      District #RE-1 Refunding Series
                      1991B                             Aaa/AAA      1,085,000
                      6.70%, 12/15/06, FGIC Insured
   1,000,000      Douglas & Elbert Counties School
                      District # Re-1, Series 1992      Aaa/AAA      1,053,750
                      5.75%, 12/15/05, FGIC Insured
   2,500,000      Douglas & Elbert Counties School
                      District # Re-1, Series 1992      Aaa/AAA      2,709,375
                      6.15%, 12/15/08, MBIA Insured
   1,500,000      Eagle County School District #RE50J   Aaa/AAA      1,578,750
                      6.95%, 12/01/03, FGIC Insured
   2,320,000      Eagle County School District #RE50J,
                      Series 1999                       Aaa/AAA      2,537,500
                      6.15%, 12/01/04, FGIC Insured

     400,000      El Paso County School District #20    Aaa/AAA        412,724
                      8.00%, 12/01/06, MBIA Insured
   1,145,000      El Paso County School District #20    Aaa/AAA      1,197,956
                      5.50%, 12/01/07, MBIA Insured
   1,330,000      El Paso County School District #20    Aaa/AAA      1,472,975
                      6.25%, 12/01/08, MBIA Insured
   1,600,000      Jefferson County School District
                      # R-1                             Aaa/AAA      1,706,000
                      6.00%, 12/15/06, AMBAC Insured
   4,000,000      Jefferson County, School District,
                      #R-001                            Aaa/AAA      4,240,000
                      6.00%, 12/15/07, AMBAC Insured
   2,165,000      Interstate South Metropolitan
                      District                          NR/A+        2,202,888
                      5.75%, 12/01/09, LOC FBS
   1,045,000      Pitkin County Colorado School
                      District #1 (ASPEN)               Aaa/AAA      1,127,294
                      5.85%, 11/15/03, AMBAC Insured
   1,790,000      Pitkin County, Aspen School
                      District #1 Series 1989           Aaa/AAA      1,919,775
                      5.95%, 11/15/05, AMBAC Insured
   1,050,000      Summit County School District,
                      Series A                          Aaa/AAA      1,092,000
                      5.40%, 12/01/06, FGIC Insured
                                                                    40,226,118

                  City & County (7.7%)
     500,000      Boulder County Open Space
                      Acquisition                        Aa1/AA        533,750
                      6.90%, 08/15/04
   1,000,000      Denver City & County Refunding-Water   Aa/AA       1,036,250
                      5.85%, 09/01/07
     500,000      Denver Colorado City & County
                      Unlimited Tax,                     Aa/AA         546,875
                      6.90%, 08/01/02
   1,000,000      Denver Colorado City & County
                      Unlimited Tax,                     Aa/AA       1,088,750
                      7.00%, 08/01/03
   1,785,000      Fort Collins, Refunding                Aa/AA       1,883,175
                      6.05%, 12/01/07
     750,000      Greeley Water & Improvement Refunding  A1/AA-        791,250
                      7.50%, 08/01/98
   1,530,000      Left Hand Water District, Series 1996  Aaa/AAA     1,602,675
                      5.75%, 11/15/08
     500,000      Louisville, CO Water Refunding         Aaa/AAA       523,125
                      7.10%, 12/01/02, FGIC Insured

   1,085,000      Snowmass Refunding                     Aaa/AAA     1,178,581
                      6.95%,11/15/05, FSA Insured
   2,000,000      Thornton, CO Refunding                 Aaa/AAA     2,135,000
                      6.00%, 12/01/05, FGIC Insured
   2,000,000      Thornton, CO, Refunding-Spur A         Aaa/AAA     2,107,500
                      5.60%, 12/01/06, FGIC Insured
   2,000,000      Thornton, CO, Refunding-Spur A         Aaa/AAA     2,130,000
                      6.05%, 12/01/06, FGIC Insured
   1,000,000      Westminster Colorado Water Series
                      1992 A                             A1/AA-      1,052,500
                      6.25%, 12/01/07
                                                                    16,609,431

                  Metropolitan District (4.8%)
   2,500,000      Boulder Colorado Central Area
                      Improvement                        Aaa/AAA     2,615,625
                      6.30%, 08/15/07, FGIC Insured
   1,000,000      Castle Rock Ranch Public
                      Improvements                       NR/AAA      1,048,750
                      5.90%, 12/01/03
   1,000,000      Highlands Ranch Metropolitan
                      District #4                        Aa1/AAA     1,037,500
                      5.80%, 12/01/07, LOC Swiss Bank
   1,530,000      Highlands Ranch Metropolitan District
                     #1, Refunding                       Aaa/AAA     1,635,188
                      6.25%, 09/01/06, MBIA Insured
   1,500,000      Meridian Metropolitan District         A3/NR       1,569,375
                      7.00%, 12/01/99
   1,000,000      Westglenn Metropolitan District
                      Colorado,                          NR/A+       1,056,250
                      6.25%, 12/01/08, LOC FBS
   1,260,000      Westglenn Metropolitan District
                      Colorado Jefferson County
                      Refunding,                         NR/A+       1,305,675
                      5.65%, 12/01/04, LOC FBS
                                                                    10,268,363

                  Water & Sewer (2.4%)
   1,750,000      Centennial Water & Sewer District      Aa1/AAA     1,839,688
                      5.80%, 12/01/07, LOC Swiss Bank
   1,220,000      Inverness Water & Sanitation District
                      Colorado Arapahoe & Douglas
                      Counties Refunding,                Aaa/AAA     1,311,500
                      6.30%, 12/01/05, MBIA Insured

   1,000,000      Southgate Colorado Water District
                      Arapahoe & Douglas Counties        Aaa/AAA     1,045,000
                      7.05%, 12/01/01, FGIC Insured
   1,000,000      Southgate Colorado Water District
                     Arapahoe & Douglas Counties         Aaa/AAA     1,048,750
                      7.20%, 12/01/05, FGIC Insured
                                                                     5,244,938

                  Hospital (2.3%)
     750,000      Poudre Valley Colorado Hospital
                      District                           Aa/AA-        793,125
                      6.75%, 11/15/98
   2,000,000      Poudre Valley Hospital District,
                      Refunding                          Aa/AA-      2,022,500
                      5.375%, 11/15/07
   1,000,000      Poudre Valley Hospital District,
                      Refunding                          Aa/AA-      1,095,000
                      6.50%, 12/01/04
   1,000,000      Pueblo County Colorado Hospital
                     Facilities, Series A                Aaa/AAA     1,092,500
                      6.80%, 09/01/05, MBIA Insured
                                                                     5,003,125
                     Total General Obligation Bonds                 77,351,975

                  REVENUE BONDS (62.4%)
                  Higher Education (12.7%)
   1,000,000      Aurora Educational Development
                     Community College Series 1990       Aaa/AAA     1,082,500
                     7.10%, 04/01/02, MBIA Insured
   1,000,000      Aurora Educational Development
                     Revenue Bonds                       Aaa/AAA     1,086,250
                     7.25%, 04/01/05  MBIA Insured
   1,580,000      City of Aurora Colorado Educational
                     Development Refunding Bonds Series
                     1994                                NR/BBB      1,637,275
                     6.00%, 10/15/07
   1,000,000      Colorado Post Secondary Educational
                     Facility,
                     Regis University Project            NR/AAA      1,061,250
                     6.35%, 06/01/05, Connie Lee Insured
   1,235,000      Colorado Post Secondary Educational
                     Facility, Regis University Project  NR/AAA      1,312,187
                     6.30%, 03/01/07, Connie Lee Insured

   1,000,000      Colorado Post Secondary Educational
                     Facilities Authority Refunding
                     Revenue Bonds Series 93,            NR/AAA      1,031,250
                     5.95%, 03/01/09
   1,000,000      Colorado State Board of Agriculture
                     Revenue, Fort Lewis College         Aaa/AAA     1,082,500
                     6.50%, 10/01/06, FGIC Insured
   1,000,000      Colorado State Board of Agriculture
                     Revenue, University of Southern
                     Colorado Auxiliary Facility         Aaa/AAA     1,062,500
                     6.25%, 08/01/07, AMBAC Insured
   1,000,000      Colorado State Board of Agriculture
                     Revenue Refunding & Improvement     Aaa/AAA     1,066,250
                     6.35%, 03/01/08, MBIA Insured
   1,000,000      Colorado State Board of Agriculture
                     Revenue Refunding, Colorado State
                     University Student Sports,          Aaa/AAA     1,022,500
                     5.40%, 04/01/06, MBIA Insured
   1,000,000      Colorado State Board of Agriculture
                     Revenue Refunding, Colorado State
                     University Student Sports,          Aaa/AAA     1,005,000
                     5.45%, 04/01/08, MBIA Insured
   2,655,000      Board of Trustees State Colleges
                     Colorado Auxiliary Facilities
                     System Revenue Bonds
                     (Western State Colleges Project)    NR/AAA      2,943,731
                     6.60%, 05/01/08, Connie Lee Insured
   1,500,000      Colorado Student Obligation Board
                     Authority Student Loan Revenue      A/NR        1,546,875
                     6.00%, 09/01/01, MBIA Insured
   1,860,000      Colorado State Colleges Western
                     State,                              Aaa/AAA     1,897,200
                     5.50%, 05/15/09, MBIA Insured
   1,000,000      Larimer County, Colorado State
                     University Research Fund            Aaa/AAA     1,015,610
                     7.00%, 04/01/03, BIGI Insured
   1,000,000      Larimer County, Colorado School
                     No. R1                              Aaa/AAA     1,055,000
                     6.15%, 12/15/08, MBIA Insured
   1,500,000      Larimer County, Colorado School
                     No. R1 Refunding                    A/NR        1,524,375
                     5.40%, 12/15/04
     420,000      University of Colorado, Student
                     Recreation Center                   Aaa/AAA       445,725
                     7.00%, 06/01/99, MBIA Insured

     500,000      University of Colorado Regents
                     Research Building Revolving Fund
                     Revenue                             NR/A+         529,375
                     6.85%, 06/01/03
     320,000      University of Colorado Revenue         Aaa/AAA       348,000
                     7.10%, 06/01/02, MBIA Insured
   1,000,000      University of Colorado Research
                     Building Revenue                    Aaa/AAA     1,052,500
                     6.00%, 06/06/06, MBIA Insured
   1,000,000      University of Colorado Revenue         Aaa/AAA     1,057,500
                     6.20%, 06/01/07, MBIA Insured
   1,500,000      State of Colorado University of
                     Northern Colorado Auxiliary
                     Facilities                          Aaa/AAA     1,563,750
                     5.75%, 06/01/07, MBIA Insured
                                                                    27,429,103

                  Electric (10.2%)
   8,000,000      Adams County Colorado Pollution
                     Control Revenue Public Service      Aaa/AAA     8,220,000
                     5.625%, 04/01/08, MBIA Insured
   2,000,000      Colorado Springs Utility Revenue
                     Series 1991 A                       Aa/AA       2,197,500
                     6.75%, 11/15/05
   1,460,000      Colorado Springs Utility Revenue       Aa/AA       1,511,100
                     5.50%, 12/15/05
   2,125,000      Moffat County Colorado Pollution
                     Control Revenue                     Aaa/AAA     2,228,594
                     5.625%, 11/01/06, AMBAC Insured
   1,210,000      Moffat County Colorado Pollution
                     Control Revenue                     Aaa/AAA     1,265,962
                     5.50%, 11/01/03, AMBAC Insured
   3,000,000      Platte River Power Authority           Aa/A+       3,088,230
                      6.75%, 06/01/07
   2,000,000      Platte River Power Authority           Aa/A+       2,120,000
                      6.00%, 06/01/06
   1,315,000      Platte River Power Authority Power
                      Revenue Series BB                  Aa/A+       1,380,750
                      6.125%, 06/01/09
                                                                    22,012,136

                  Sales Tax (8.1%)
   1,000,000      Arvada Colorado Sales & Use Tax
                     Revenue                             Aaa/AAA     1,046,250
                     6.10%, 12/01/07, FGIC Insured
   2,000,000      Boulder County Colorado Open Space
                     & Use Tax Revenue Bonds Series
                     1994 FGIC Insured,                  Aaa/AAA     2,107,500
                     5.75%, 12/15/04
     905,000      Castle Rock Sales & Use Tax Revenue    Aaa/AAA       917,317
                     6.85%, 06/01/00, MBIA Insured
     500,000      Denver City & County Excise Tax        Aaa/AAA       533,125
                     6.90%, 09/01/00, MBIA Insured
   1,000,000      Denver Metro Major League Baseball
                     Stadium Excise Tax Revenue          Aaa/AAA     1,086,250
                     6.35%, 10/01/03, FGIC Insured
   2,000,000      Denver Metro Major League Baseball
                     Stadium Excise Tax Revenue          Aaa/AAA     2,180,000
                     6.45%, 10/01/04, FGIC Insured
   1,000,000      Fort Collins Downtown Development
                     Authority Tax Increment Revenue     Aaa/AAA     1,061,250
                     6.50%, 06/01/07, MBIA Insured
   2,045,000      Fort Collins Sales & Use Tax Revenue   Aaa/AAA     2,091,012
                     5.375%, 12/01/06, FGIC Insured
   1,000,000      Jefferson County Districtwide Sales
                     Tax                                 Aaa/AAA     1,067,500
                      6.10%, 12/01/04, MBIA Insured
     500,000      Mesa County Sales Tax Revenue          Aaa/AAA       526,250
                      7.40%, 06/01/00, MBIA Insured
   2,065,000      Mesa County Sales Tax Revenue          Aaa/AAA     2,240,525
                      6.00%, 12/01/06, MBIA Insured
     500,000      Thornton Sales & Use Tax Revenue       Aaa/AAA       530,625
                      6.70%, 09/01/99, FGIC Insured
   1,000,000      Thornton Sales & Use Tax Revenue       Aaa/AAA     1,057,500
                      6.80%, 09/01/01, FGIC Insured
   1,000,000      Westminster Sales & Use Tax 1991       Aaa/AAA     1,085,000
                      6.70%, 12/01/01, FGIC Insured
                                                                    17,530,104
                  Water & Sewer (8.7%)
   1,000,000      Colorado Water Resource & Power
                     Development Authority, Series A     Aa/AA       1,112,500
                     6.90%, 09/01/04
   1,000,000      Colorado Water Resource & Power
                     Development Authority, Series A     Aa/AA       1,116,250
                     7.00%, 09/01/05
   1,000,000      Colorado Water Resource & Power
                     Development Authority, Clean        Aa/AA       1,037,500
                     Water Revenue, 5.35%, 09/01/06
   1,000,000      Colorado Water Resource & Power
                     Development Authority, Series A     Aa/AA       1,116,250
                     7.00%, 09/01/06
     500,000      Colorado Water Resource & Power
                     Development Authority, Series B     Aa/AA+        557,500
                     6.875%, 09/01/05
     500,000      Colorado Water Resource & Power
                     Development Authority,              Aaa/AAA       544,375
                     7.00%, 11/01/00
   1,000,000      Colorado Water Resource & Power
                     Development Authority               Aaa/AAA     1,090,000
                     6.80%, 11/01/05, FGIC Insured
   1,000,000      Colorado Water Resource & Power
                     Development Authority               Aaa/AAA     1,091,250
                     6.50%, 11/01/05, FGIC Insured
   1,000,000      Colorado Water Resource & Power
                     Development Authority               Aa/AA       1,072,500
                     6.00%, 09/01/06
   1,100,000      Colorado Water Resource & Power
                     Development Authority               Aaa/AAA     1,133,000
                     5.45%, 11/01/07, FGIC Insured
   1,965,000      Fort Collins Colorado Wastewater
                     Sewer Revenue                       Aaa/AAA     1,984,650
                     5.375%, 12/01/08, FGIC Insured
   1,000,000      Loveland Sewer Revenue Series 1989     Aaa/AAA     1,063,750
                      6.80%, 11/01/01, MBIA Insured
   1,000,000      Metro Wastewater Reclaimation
                     District, Gross Revenue Series      A1/AA       1,048,750
                      5.70%, 04/01/05
   1,055,000      Metro Wastewater Reclaimation
                     District, Gross Revenue Series      A1/AA       1,106,431
                     5.80%, 04/01/06

   1,010,000      Northglenn Colorado Water & Sewer      Aaa/AAA     1,079,438
                     5.75%, 12/01/06, FSA Insured
   1,500,000      Parker Water and Sanitation District
                     Revenue Refunding                   Aaa/AAA     1,575,000
                      6.10%, 10/01/07, FGIC Insured
   1,000,000      Westminster Colorado Water &
                     Wastewater Utility Enterprise-Water
                     And Wastewater Revenue Series 1994  Aaa/AAA     1,073,750
                      5.70%, 12/01/04, AMBAC Insured
                                                                    18,802,894

                  Hospital (4.0%)
   2,255,000      Colorado Health Facility Community
                     Provider Pooled Loan Revenue        Aaa/AAA     2,500,231
                     7.20%, 07/15/05, FSA Insured
     980,000      Colorado Health Facility Community
                     Provider Pooled Loan Program        Aaa/AAA       990,574
                      7.40%, 07/15/99, MBIA Insured
  1,000,000       Colorado Health Facility Authority
                     Sisters of Charity Health Care      Aaa/AAA     1,097,500
                     6.25%, 05/15/09, AMBAC Insured
  2,030,000       Colorado Health Facility Authority
                     Hospital Revenue North Colorado
                     Medical Center                      Aaa/AAA     2,134,038
                      5.60%, 05/15/05, MBIA Insured
  1,410,000       Colorado Health Facility Authority
                     Hospital Revenue Boulder Community
                     Hospital                            Aaa/AAA     1,484,025
                     5.65%, 10/01/06, MBIA Insured
    300,000       Denver City & County Revenue Refunding
                     for St. Anthony's Hospital Series
                     1988                                Aaa/AAA       322,125
                     7.10%, 05/01/00, MBIA Insured
                                                                     8,528,493

                   Housing (9.5%)
  1,600,000        Adams County Colorado Multi-family
                     Housing Revenue, Brittany Station
                     Series A, FNMA                       NR/AAA     1,634,000
                     5.400%, 09/01/25
    990,000        City of Arvada Colorado Multi-family
                     Housing Revenue, Springwood, GNMA    NR/AAA     1,002,375
                      5.60%, 08/20/08

    655,000        Colorado Housing Finance Authority
                     1991, Series A                       NR/A         688,569
                     6.90%, 05/01/01
    275,000        Colorado Housing Finance Authority
                     1991, Series A-3                     NR/AA        284,282
                      6.10%, 11/01/00
    280,000        Colorado Housing Finance Authority
                     1991, Series A-1                     NR/AA        291,900
                     6.20%, 11/01/01
  1,480,000        Colorado Housing Finance Authority,
                     SFM Series A-2                       NR/AA      1,563,250
                     6.65%, 11/01/06
  1,090,000        Colorado Housing Finance Authority,
                     SFM Series 1994C                     Aa/NR      1,130,875
                     6.00%, 12/01/04
  1,255,000        Colorado Housing Finance Authority,
                     SFM Series A-2                       Aa/NR      1,283,238
                     5.75%, 11/01/10
  3,185,000        Colorado Housing Finance Authority,
                     SFM Series D-2                       Aa/NR      3,224,812
                     5.625%, 06/01/10
  2,535,000        Colorado Housing Finance Authority,
                     SFM Series 1994C                     Aa/NR      2,626,894
                     6.25%, 12/01/12
    430,000        Commerce City Single Family Revenue
                     Series A                             A/NR         449,350
                     6.875%, 03/01/12
  1,000,000        Littleton Assisted Living Building
                     Authority, Amity Plaza Project
                     Multi-family Housing Revenue Bond
                     Series 1994                          NR/A+      1,041,250
                     6.10%, 03/01/06
  1,500,000        Snowmass Village Multi-family Revenue
                     Refunding                            Aaa/AAA    1,565,625
                     6.30%, 12/15/08
    440,000        Southwestern Colorado Single Family
                     Revenue Partnership, Refunding       A/NR         461,450
                     7.10%, 09/01/04
    235,000        Summit County Single Family Revenue
                     Refunding Series A                   A/NR         244,400
                     7.25%, 12/01/04
   3,000,000      Westminster Colorado Multi-family
                     Revenue Refunding, Oasis Wexford
                     Apartments                           NR/AAA     3,063,750
                     5.35%, 12/01/25, FNMA
                                                                    20,556,020

                  Industrial Development Revenue (3.6%)
   4,750,000      Boulder County Industrial Development
                     Revenue Refunding May Department
                     Stores Company Project               NR/A       5,029,062
                     6.25%, 09/01/07

     720,000      Denver City & County Industrial
                     Development Revenue                  NR/A         741,600
                     6.40%, 12/01/10
   1,860,000      Denver City & County, Industrial
                     Development Revenue, Rollie R.
                     Kelley Project                       NR/A       1,936,725
                      7.00%, 06/01/06
                                                                     7,707,387

                  Transportation (1.8%)
   1,000,000      Arapahoe County Colorado E-470
                     Vehicle Registration Revenue Bonds,
                     MBIA Insured                          Aaa/AAA   1,030,000
                     5.45%, 08/31/07
   1,550,000      Regional Transportation District Sales
                     Tax Revenue                           A1/AA-    1,674,000
                     6.05%, 11/01/04
   1,000,000      Regional Transportation District Sales
                     Tax Revenue                           Aaa/AAA   1,068,750
                     6.15%,11/01/05, FGIC Insured
                                                                     3,772,750

                  Lease (2.3%)
     600,000      Arapahoe Library District, Adams &
                     Arapahoe Counties COP                  Aaa/AAA    663,000
                     7.00%, 12/15/02, FGIC Insured
     405,000      Boulder Municipal Property Authority
                     Lease Purchase Revenue, Series B       Aaa/AAA    418,397
                     7.20%, 12/01/00 BIGI Insured
     215,000      Denver City & County School District
                     #1, COP                                Aaa/AAA    222,349
                     6.80%, 12/15/98, FGIC Insured
     185,000      Denver City & County School District
                     #1, COP                                Aaa/AAA    192,304
                     6.80%, 12/15/98, FGIC Insured
     560,000      Denver City & County School District
                     Lease Purchase Agreement               Aaa/AAA    582,366
                      6.85%, 12/15/99, FGIC Insured
     640,000      Denver City & County School District      Aaa/AAA    660,665
                      6.85%, 12/15/99, FGIC Insured
     475,000      Denver City & County School District
                      #1, COP                               Aaa/AAA    514,188
                      6.95%, 12/15/00, FGIC Insured
     525,000      Denver City & County School District      Aaa/AAA    568,969
                      6.95%, 12/15/00, FGIC Insured
   1,000,000      Denver City & County School District
                      #1, COP                               Aaa/AAA  1,032,500
                      5.60%, 06/01/08, FGIC Insured
                                                                     4,854,738

                  Miscellaneous Revenue (1.5%)
   1,000,000      Boulder County, CO, N.C.A.R.              NR/A     1,085,000
                      6.50%, 12/01/02
   1,000,000      Boulder County, CO, N.C.A.R.              NR/A     1,083,750
                      6.60%, 12/01/03
   1,000,000      South Suburban Park & Recreational
                      District                              Baa/NR   1,032,500
                      6.00%, 11/01/07
                                                                     3,201,250

                   Total Revenue Bonds                             134,394,875
                   Total Investments - 98.3%
                     (Cost $202,878,442*)                          211,746,850
                   Other assets in excess of
                     liabilities - 1.7%                              3,560,974
                   Net Assets - 100%                              $215,307,824

* Cost for Federal tax purposes is identical.

            See accompanying notes to financial statements.

                      TAX-FREE FUND OF COLORADO
                 STATEMENT OF ASSETS AND LIABILITIES
                          DECEMBER 31, 1996

ASSETS
Investments at value (identified cost $202,878,442)             $ 211,746,850
Cash                                                                3,047,255
Interest receivable                                                 2,023,428
Receivable for Fund shares sold                                       189,296
    Total assets                                                  217,006,829

LIABILITIES
Payable for investment securities purchased                         1,340,777
Dividends payable                                                     118,672
Adviser and Administrator fees payable                                 87,431
Accrued expenses                                                       78,966
Payable for Fund shares redeemed                                       45,140
Distribution fees payable                                              28,019
    Total liabilities                                               1,699,005

NET ASSETS                                                      $ 215,307,824

Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares,
  par value $.01 per share                                      $     206,825
Additional paid-in capital                                        206,788,512
Accumulated net loss on investments                                  (555,921)
Net unrealized appreciation on investments                          8,868,408
                                                                $ 215,307,824

CLASS A
  Net Assets                                                    $ 214,392,300
  Capital shares outstanding                                       20,594,503
  Net asset value and redemption price per share                       $10.41
  Offering price per share (100/96 of $10.41 adjusted to
     nearest cent)                                                     $10.84

CLASS C
  Net Assets                                                    $     915,420
  Capital shares outstanding                                           87,960
  Net asset value and offering price per share                  $       10.41
  Redemption price per share (*varies by length of time
     shares are held)                                           $         *

CLASS Y
  Net Assets                                                    $         104
  Capital shares outstanding                                               10
  Net asset value, offering and redemption price per share      $       10.41

               See accompanying notes to financial statements.

                    TAX-FREE FUND OF COLORADO
                     STATEMENT OF OPERATIONS
              FOR THE YEAR ENDED DECEMBER 31, 1996
INVESTMENT INCOME:
    Interest income                                               $12,263,903

Expenses:
Investment Adviser fees (note B)                       $429,691
Administrator fees (note B)                             644,125
Transfer and shareholder servicing agent fees           137,101
Distribution fees (note B)                              109,809
Legal fees                                               63,601
Trustees' fees and expenses (note G)                     59,804
Shareholders' reports and proxy statements               53,456
Audit and accounting fees                                31,909
Custodian fees (note F)                                  29,390
Registration fees and dues                               18,964
Insurance                                                 4,335
Miscellaneous                                            30,190
                                                      1,612,375

Investment Advisory fees waived (note B)                 (7,388)
Administration fees waived (note B)                     (99,853)
Expenses paid indirectly (note F)                       (29,390)
  Net expenses                                                      1,475,744
  Net investment income                                            10,788,159

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from securities transactions          110,498
Change in unrealized appreciation on investments     (3,150,185)

Net realized and unrealized gain (loss) on
   investments                                                     (3,039,687)
Net increase in net assets resulting from operations               $7,748,472

                   See accompanying notes to financial statements.

<CAPTION
                   TAX-FREE FUND OF COLORADO
              STATEMENTS OF CHANGES IN NET ASSETS

                                                      YEAR ENDED
                                                      DECEMBER 31,
                                                1996               1995
OPERATIONS:
 Net investment income                       $  10,788,159       $ 11,118,030
 Net realized gain (loss) from securities
    transactions                                   110,498           (610,206)
 Change in unrealized appreciation
    (depreciation) on investments               (3,150,185)        15,943,831
   Change in net assets from operations          7,748,472         26,451,655

DISTRIBUTIONS TO SHAREHOLDERS (NOTE E):
 Class A Shares:
 Net investment income                         (10,779,866)       (11,118,030)
 Distributions in excess of net investment
    income                                        (236,198)                 -
 Net realized gain on investments                        -                  -

 Class C Shares:
 Net investment income                              (8,288)                 -
 Distributions in excess of net investment
   income                                             (229)                 -
 Net realized gain on investments                        -                  -

 Class Y Shares:
 Net investment income                                  (5)                 -
 Distributions in excess of net investment
   income                                                -                  -
 Net realized gain on investments                        -                  -
   Change in net assets from distributions     (11,024,586)       (11,118,030)

CAPITAL SHARE TRANSACTIONS (NOTE H):
 Proceeds from shares sold                      22,599,522         20,448,079
 Reinvested dividends and distributions          6,733,129          6,682,125
 Cost of shares redeemed                       (30,054,520)       (22,233,430)
   Change in net assets from capital share
      transactions                                (721,869)         4,896,774
   Change in net assets                         (3,997,983)        20,230,399

NET ASSETS:
 Beginning of period                           219,305,807        199,075,408
 End of period                               $ 215,307,824       $219,305,807

               See accompanying notes to financial statements.

TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

    Tax-Free Fund of Colorado (the "Fund"), a non-diversified, open-end investment company, was organized in February, 1987 as a Massachusetts business trust and commenced operations on May 21, 1987. The Fund is authorized to issue an unlimited number of shares and, since its inception to April 30, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and, as was the case since inception, are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity. They are not available to individual retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. All classes of shares represent interests in the same portfolio of investments in the Fund and are identical as to rights and privileges. They differ only with respect to the effect of sales charges, the distribution and/or service fees borne by the respective class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

(1) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services; in the case of securities for which market quotations are readily available, securities are valued at the mean of bid and asked quotations and, in the case of other securities, at fair value determined under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeded 60 days.

          In Fiscal 1996, the Fund began amortizing bond premium using the constant yield method. Accordingly, net unrealized appreciation and additional paid-in capital have been adjusted by equal amounts at the beginning of the year. This change had no effect on the Fund's net asset value or distribution policy and conforms to the amortization policy followed by the Fund for Federal tax purposes.

(2) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue discount. Market discount is recognized upon disposition of the security.

(3) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

(4) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

(5) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE B - MANAGEMENT ARRANGEMENTS AND FEES AND OTHER TRANSACTIONS WITH
AFFILIATES:

    Management affairs of the Fund are conducted through two separate management arrangements.

    KPM Investment Management, Inc. (the "Adviser") became Investment Adviser to the Fund effective July 1, 1994. (Kirkpatrick, Pettis, Smith, Polian Inc., of which the Adviser is a wholly-owned subsidiary, was the predecessor Investment Adviser beginning October 1, 1992.) In this role, under an Investment Advisory Agreement, the Adviser supervises the Fund's investments and provides various services to the Fund for which it is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.20 of 1% of the entire net assets of the Fund. This fee will be reduced to 0.16% if certain payments are made under the Fund's Distribution Plan relative to Class A Shares.

    The Fund also has an Administration Agreement with Aquila Management Corporation (the "Administrator"), the Fund's founder and sponsor. Under this Agreement, the Administrator provides all administrative services, other than those relating to the management of the Fund's investments. These include providing the office of the Fund and all related services as well as overseeing the activities of all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Administrator is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.30 of 1% of the entire net assets of the Fund. This fee will be reduced to 0.24% if certain payments are made under the Fund's Distribution plan relative to Class A Shares.

    Specific details as to the effect of the Fund's payments under its Distribution Plan, as described below, on the above management fees and as to the nature and extent of the services provided by the Adviser and the Administrator are more fully defined in the Fund's Prospectus and Statement of Additional Information.

    The Adviser and the Administrator each agrees that the above fees shall be reduced, but not below zero, by an amount equal to its pro-rata portion (determined on the basis of the respective fees computed as described above) of the amount, if any, by which the total expenses of the Fund in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the lesser of (i) 2.5% of the first $30 million of average annual net assets of the Fund plus 2% of the next $70 million of such assets and 1.5% of its average annual net assets in excess of $100 million, or (ii) 25% of the Fund's total annual investment income. No such reduction in fees was required during the year ended December 31, 1996.

    For the year ended December 31, 1996, the Fund incurred fees under the Advisory Agreement and Administration Agreement of $429,691 and $644,125, respectively, of which amounts the Adviser and Administrator voluntarily waived $7,388 and $99,853, respectively.

    Under a Distribution Agreement, Aquila Distributors, Inc. (the "Distributor") serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within Colorado, with the bulk of sales commissions inuring to such dealers. For the year ended December 31, 1996, the Distributor received sales commissions in the amount of $83,492.

    The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by the Distributor, including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.05% of the Fund's average net assets represented by Class A Shares. The Board of Trustees and shareholders approved an amendment to the Fund's Distribution Plan applicable to Class A Shares which will permit the Fund to make service fee payments at the rate of 0.15 of 1% on the entire net assets represented by Class A Shares. However, there will be a simultaneous reduction in the fee payable to the Adviser from an annual rate of 0.20 of 1% to 0.16% and in the fee payable to the Administrator from an annual rate of
0.30 of 1% to 0.24% on all net assets. The combined payments of these fees will accordingly remain at the current level of 0.55 of 1% of the average annual net assets represented by the Class A Shares. However, management of the Fund has determined that implementation of the changes should be indefinitely postponed. For the year ended December 31, 1996, service fees on Class A Shares amounted to $107,593, of which the Distributor received $2,606.

    Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for the period April 30, 1996 through December 31, 1996, amounted to $1,662, of which the Distributor received $1,662.

    In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for the period April 30, 1996 through December 31, 1996, amounted to $554, of which the Distributor received $554.

    Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

NOTE C - PURCHASES AND SALES OF SECURITIES:

    During the year ended December 31, 1996, purchases of securities and proceeds from the sales of securities aggregated $23,330,570 and $25,335,469, respectively.

    At December 31, 1996, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to approximately $8,900,000 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to approximately $38,000 for an approximate net unrealized appreciation of $8,870,000. At December 31, 1996, the Fund has a capital loss carryover of approximately $556,000 of which $15,000 expire on December 31, 2002 and $541,000 expire on December 31, 2003. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. To the extent that this loss is used to offset future realized capital gains, it is probable the gains so offset will not be distributed.

NOTE D - PORTFOLIO ORIENTATION:

    Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Colorado, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Colorado and whatever effects these may have upon Colorado issuers' ability to meet their obligations.

NOTE E - DISTRIBUTIONS:

    The Fund declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share or in cash, at the shareholder's option. Net realized capital gains, if any, are distributed annually.

    The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Colorado income taxes. However, due to differences between financial reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to ordinary income taxes. Also, annual capital gains distributions, if any, are taxable.

NOTE F - CUSTODIAN FEES:

    The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. During the year ended December 31, 1996, the Fund's custodian fees amounted to $29,390, all of which was offset by such credits. It is the general intention of the Fund to invest, to the extent practicable, some or all cash balances in income-producing assets rather than leave cash on deposit with the custodian.

NOTE G - TRUSTEES FEES AND EXPENSES:

    During the fiscal year from January 1, 1996 through December 31, 1996, there were seven Trustees. Trustees' fees paid during the year were at the annual rate of $5,000 for carrying out their responsibilities and attendance at regularly scheduled Board Meetings. If additional or special meetings are scheduled for the Fund, separate meeting fees are paid for each such meeting to those Trustees in attendance. The Fund also reimburses Trustees for expenses such as travel, accommodations, and meals incurred in connection with attendance at regularly scheduled or special Board Meetings and at the Annual Meeting and outreach meetings of Shareholders. For the fiscal year ended December 31, 1996, such reimbursements averaged approximately $3,900 per Trustee. One of the Trustees, who is affiliated with the Administrator, is not paid any Trustee fees.

NOTE H - CAPITAL SHARE TRANSACTIONS:

Transactions in Capital Shares of the Fund were as follows:

                                 Year Ended                Year Ended
                             December 31, 1996          December 31, 1995
                           Shares        Amount        Shares        Amount
CLASS A SHARES:
Proceeds from shares
   sold                   2,086,373   $ 21,654,023   1,989,814   $ 20,448,079
Reinvested dividends
   and distributions        648,241      6,730,082     647,189      6,682,125
Cost of shares redeemed  (2,898,027)   (30,020,808) (2,154,129)   (22,233,430)
Net change                 (163,413)  $ (1,636,703)    482,874    $ 4,896,774

                                Period Ended
                             December 31, 1996*
                            Shares        Amount
CLASS C SHARES:
Proceeds from shares
   sold                     90,792      $ 945,399
Reinvested dividends
   and distributions           316          3,043
Cost of shares redeemed     (3,148)       (33,712)
Net change                  87,960      $ 914,730

                                 Period Ended
                              December 31, 1996*
                             Shares        Amount
CLASS Y SHARES:
Proceeds from shares
   sold                        10          $ 100
Reinvested dividends
   and distributions            -              4
Cost of shares redeemed         -              -
Net change                     10          $ 104

Total transactions in
   Fund shares            (75,443)    $ (721,869)     482,874     $ 4,896,774

* From April 30, 1996 (date of inception) through December 31, 1996.


                    TAX-FREE FUND OF COLORADO
                      FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                   Class C(2)  Class Y(2)            Class A(1)
                       Period ended             Year ended December 31
                     December 31, 1996    1996    1995   1994    1993    1992
Net Asset Value,
 Beginning of Period    $10.31  $10.31  $10.56   $9.82  $10.77  $10.38  $10.18

Income from Investment
 Operations:
 Net investment
   income                 0.28    0.38    0.52    0.54    0.55    0.57    0.61
 Net gain (loss) on
   securities (both
   realized and
   unrealized)            0.12    0.12   (0.13)   0.74   (0.95)   0.55    0.28
 Total from Investment
   Operations             0.40    0.50    0.39    1.28   (0.40)   1.12    0.89

Less Distributions:
 Dividends from net
   investment income     (0.30)  (0.40)  (0.54)  (0.54)  (0.55)  (0.57) (0.61)
 Distributions from
   capital gains            -       -       -       -       -    (0.16) (0.08)
 Total Distributions     (0.30)  (0.40)  (0.54)  (0.54)  (0.55)  (0.73) (0.69)

Net Asset Value, End
  of Period             $10.41  $10.41  $10.41  $10.56   $9.82  $10.77  $10.38

Total Return (not
  reflecting sales
  charge) (%)            3.78#   4.87#    3.78   13.28   (3.80)  11.10    9.00

Ratios/Supplemental
  Data
  Net Assets, End of
    Period ($ thousands)   915   0.1  214,392  219,306 199,075 222,277 174,031
  Ratio of Expenses to
    Average Net Assets
   (%)                   1.64*   0.64*    0.69    0.63    0.57    0.53    0.45
  Ratio of Net
    Investment Income to
    Average Net Assets
    (%)                  4.08*   5.08*    5.03    5.21    5.36    5.32    5.90
  Portfolio Turnover
    Rate (%)             10.96   10.96   10.96   14.20   15.53   20.89   25.88

Net investment income per share and the ratios of income and expenses to average net assets without the Adviser's and Administrator's voluntary waiver of fees, the Administrator's voluntary expense reimbursement and the expense offset in custodian fees for uninvested cash balances would have been:
Net Investment
  Income ($)             0.27     0.37    0.51    0.52    0.53    0.55    0.59
Ratio of Expenses to
  Average Net Assets
  (%)                    1.70*    0.70*   0.75    0.77    0.76    0.73    0.70
Ratio of Net Investment
  Income to Average Net
   Assets (%)            4.02*    5.02*   4.97    5.07    5.17    5.12    5.65

(1) Designated as Class A Shares on April 30, 1996.

(2) New Class of Shares established on April 30, 1996.

 #  Not annualized

 *  Annualized.

Note: On April 19, 1991, Norwest Bank Denver, NA (formerly United Bank of Denver NA), originally the Fund's Investment Adviser, became Sub-Adviser and Norwest Bank Minnesota, NA became Investment Adviser upon completion of a merger with Norwest Corporation. On October 1, 1992, Kirkpatrick, Pettis, Smith, Polian Inc. became the Fund's Investment Adviser. On July 1, 1994, KPM Investment Management, Inc. a wholly-owned subsidiary of Kirkpatrick, Pettis, Smith, Polian Inc., became the Fund's Investment Adviser.

             See accompanying notes to financial statements.

REPORT ON THE ANNUAL AND SPECIAL MEETINGS OF SHAREHOLDERS (UNAUDITED)

      Special Meetings of Shareholders of Tax-Free Fund of Colorado (the "Fund") were held on April 19, 1996 for the Fund's Class C and Class Y Shareholders.* At the Special Meeting of Class C Shareholders of the Fund, the Class C Shareholders voted on and unanimously approved amendments to the Fund's Distribution Plan affecting the interests of the Class C Shareholders of the Fund. At the Special Meeting of Class Y Shareholders of the Fund, the Class Y Shareholders voted on and unanimously approved amendments to the Fund's Distribution Plan affecting the interests of the Class Y Shareholders of the Fund.

      The Annual Meeting of Shareholders of the Fund was held on June 19, 1996.** At the meeting, the following matters were submitted to a shareholder vote and approved:

(i) the election of Lacy B. Herrmann, Tucker Hart Adams, Arthur K. Carlson, William M. Cole, Anne J. Mills, J. William Weeks, and John G. Welles as Trustees to hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected (each Trustee received at least 15,813,939 affirmative votes (98.34%); no more than 266,361 votes were withheld for any Trustee (1.66%), and

(ii) the ratification of the selection of KPMG Peat Marwick LLP as the Fund's independent auditors for the fiscal year ending December 31, 1996 (votes for: 15,568,098 (96.81%); votes against: 50,020 (0.31%);
       abstentions: 438,348 (2.73%); broker non-votes: 23,834 (0.15%),

-----------

* On the record dates for the Special Meetings, the total net asset values of the Class C and Class Y Shares of the Fund outstanding and entitled to vote were $100 and $100, respectively. The holders of all Class C and Class Y Shares entitled to vote were present in person at the meetings.

** On the record date for the Annual Meeting, 20,719,636 shares of the Fund were outstanding and entitled to vote. The holders of 16,080,300 shares (77.61%) entitled to vote were present in person or by proxy at meeting.


FEDERAL TAX STATUS OF 1996 DISTRIBUTIONS (UNAUDITED)

    For the fiscal year ended December 31, 1996, of the total amount of dividends paid by Tax-Free Fund of Colorado, 97.86% was "exempt-interest dividends" and the balance was ordinary dividend income.

    Prior to January 31, 1997, shareholders were mailed IRS Form 1099-DIV which contained information on the status of distributions paid for the 1996 CALENDAR YEAR.

INVESTMENT ADVISER
KPM INVESTMENT MANAGEMENT, INC.
1700 Lincoln Street, Suite 1300
Denver, Colorado 80203

ADMINISTRATOR AND FOUNDER
AQUILA MANAGEMENT CORPORATION
380 Madison Avenue, Suite 2300
New York, New York 10017

BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
Tucker Hart Adams
Arthur K. Carlson
William M. Cole
Anne J. Mills
J. William Weeks
John G. Welles

OFFICERS
Lacy B. Herrmann, President
W. Dennis Cheroutes, Senior Vice President
Marie Aro, Vice President
Jean M. Smith, Vice President
Rose F. Marotta, Chief Financial Officer
Richard F. West, Treasurer
Edward M.W. Hines, Secretary

DISTRIBUTOR
AQUILA DISTRIBUTORS, INC.
380 Madison Avenue, Suite 2300
New York, New York 10017

CUSTODIAN
BANK ONE TRUST COMPANY, N.A.
100 East Broad Street
Columbus, Ohio 43271

TRANSFER AND SHAREHOLDER SERVICING AGENT
ADMINISTRATIVE DATA
  MANAGEMENT CORP.
581 Main Street
Woodbridge, New Jersey 07095-1198

INDEPENDENT AUDITORS
KPMG PEAT MARWICK LLP
345 Park Avenue
New York, New York 10154


Further information is contained in the Prospectus, which must precede or accompany this report.